Asset Retirement Obligations	12 Months Ended
Dec. 31, 2011
Asset Retirement Obligations [Abstract]
Asset Retirement Obligations

11. Asset Retirement Obligations

A summary of the changes in the asset retirement obligations during the eleven months ended December 31, 2011 and one month ended January 31, 2011 is as follows:

2011
(Millions of dollars)
Predecessor: Balance, January 1	$19.3
Fresh-start adjustments	9.5
Accretion expense	0.1
Changes in estimates, including cost and timing of cash flows(1)	(0.1)

Predecessor: Balance, January 31	$28.8
Settlements/payments	(1.5)
Accretion expense	1.9
Changes in estimates, including cost and timing of cash flows(1)	0.9

Successor: Balance, December 31	$30.1

Current portion included in accrued liabilities	$0.9

Noncurrent portion included in noncurrent liabilities—other	$29.2

(1)	Includes a decrease of $0.1 million and $0.1 million due to foreign currency revaluation of the Company’s Australian and Botlek obligations during the eleven months ended December 31, 2011 and one month ended January 31, 2011, respectively.

A summary of the changes in the asset retirement obligations during 2010 is included in the table below.

2010
(Millions of dollars)
Predecessor: Balance, January 1	$11.3
Settlements/payments	(0.9)
Accretion expense	0.5
Changes in estimates, including cost and timing of cash flows(1)	8.4

Predecessor: Balance, December 31	$19.3

Current portion included in accrued liabilities	$1.4

Noncurrent portion included in noncurrent liabilities—other	$17.9

(1)	Includes an increase of $1.3 million due to foreign currency revaluation of the Company’s Australian obligation in 2010.

A summary of the asset retirement obligations by site for the years ended December 31, 2011 and 2010 is included in the table below.

	Successor	Predecessor
	December 31, 2011	December 31, 2010
	(Millions of dollars)
Australia Tiwest Joint Venture	$19.1	$10.6
Botlek	9.8	7.5
Hamilton	1.2	1.2

Total asset retirement obligations	$30.1	$19.3

Transfers to Liabilities Subject to Compromise

As part of the Environmental Settlement, the Company contributed its Mobile, Alabama and Savannah, Georgia facilities. Therefore, the asset retirement liabilities were transferred to and are classified as “Liabilities subject to compromise” on the Consolidated Balance Sheets at December 31, 2010 (see Note 14).

Continuing Asset Retirement Obligations

The Company has recognized an obligation for its undivided share of the cost to close and rehabilitate the mine site in Western Australia, operated by the Tiwest Joint Venture. At December 31, 2011 and 2010, the accreted obligation represents management’s estimate of the total costs to restore the area that has been disturbed, as required under the mining lease.

The Botlek ARO relates to the future closure of the Company’s Botlek facility at the end of the Company’s long-term lease and to return the site back to original state upon plant closure and exit. The ARO was adjusted during 2010 to address the estimated costs and timing of the site obligations.

An ARO was recorded related to a process waste landfill at the Company’s Hamilton, Mississippi TiO 2 facility to address one-time closure costs (cap with liner and cover with soil) and annual monitoring costs of the closed landfill under applicable state environmental laws in Mississippi. Closure is expected to be completed in 2015.